Note 15 - Other (Expense) Income, Net	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Other (Expense) Income, Net
OTHER (EXPENSE) INCOME, NET

For the year ended December 31, 2014, Net other expense totaled $2.5 million, consisting primarily of net foreign exchange losses of $3.0 million. For the Successor 2013 Period, Net other expense totaled $0.4 million, consisting primarily of net foreign exchange losses of $0.6 million.

For the Predecessor 2013 Period, Net other expense totaled $0.5 million, consisting primarily of net losses on derivative contracts of $0.4 million. For the Predecessor 2012 Period, Net other income totaled $5.0 million consisting primarily of net foreign exchange gains of $4.7 million.